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                                                                    EXHIBIT 10.1

                                CHEMPOWER, INC.

                 1991 INCENTIVE/NON-QUALIFIED STOCK OPTION PLAN

                            AS AMENDED AND RESTATED


1. PURPOSE OF THE PLAN

   The purpose of this amended and restated Chempower, Inc. 1991 Incentive/Non-qualified Stock Option Plan (the "Plan") is to provide a method of providing officers and other key employees, as well as directors, of Chempower, Inc. and its subsidiaries (collectively, the "Company") with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if such persons acquire a proprietary interest in the business of the Company or increase such proprietary interest as they may already hold, then the incentive of such person to work toward the Company's continued success will be commensurately increased. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to such persons as may be selected to participate in the Plan options to purchase Common Shares, $.10 par value ("Shares"), of the Company on the terms and subject to the conditions set forth in the Plan. This amended and restated Plan increases the number of Shares reserved for issuance under the Plan and makes certain additional changes.

2. ADMINISTRATION OF THE PLAN

   The Plan shall be administered by the Stock Plan Committee of the Board of Directors or by such other Committee composed of no fewer than two (2) members of the Board of Directors of the Company (the "Committee").

   Subject to the provisions of the Plan, the Committee shall have full and final authority, in its absolute discretion, (a) to determine the employees to be granted options under the Plan, (b) to determine the number of Shares subject to each option, (c) to determine the time or times at which options will be granted, (d) to determine the option price of the Shares subject to each option, which price shall not be less than the minimum specified in
   Section 6 of the Plan, (e) to determine the time or times when each option becomes exercisable and the duration of the exercise period, (f) to determine the terms and conditions under which the Committee shall accept the surrender of an option or any portion thereof pursuant to Section 9 of the Plan and to determine the form in which payment for such surrendered option or portion thereof shall be made, (g) to prescribe the form or forms of the agreements evidencing any options granted under the Plan, and (i) to construe and interpret the Plan and the agreements evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any decision made or action taken in good faith by the Committee in connection with the administration, interpretation, and implementation of the Plan shall, to the extent permitted by law, be conclusive and binding

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   upon all optionees under the Plan and upon any person claiming under or through such an optionee, and no member of the Board of Directors shall be liable for any such decision made or action taken by the Committee.

3. SHARES AVAILABLE FOR OPTIONS

   Subject to the provisions of Section 10 of the Plan, the aggregate number of Shares for which options may be granted under the Plan shall not exceed one million three hundred thousand (1,300,000).

   The Shares to be delivered upon exercise of options under the Plan shall be made available, at the discretion of the Board of Directors, either from the authorized but unissued Shares of the Company or from Shares held by the Company as treasury shares, including Shares purchased in the open market.

   If an option granted under the Plan shall expire or terminate unexercised as to any Shares covered thereby, such Shares shall thereafter be available for the granting of other options under the Plan. If, however, an option granted under the Plan shall be accepted for surrender pursuant to terms and conditions determined by the Committee under Section 9, any Shares covered thereby shall not thereafter be available for the granting of other options under the Plan.

   Options granted under the Plan shall constitute either incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), hereinafter referred to as "incentive stock options", or non-qualified stock options as the Committee shall determine with respect to each option granted on or after such date.

4. ELIGIBILITY

   Options will be granted only to persons who are employees or Directors of the Company. The term "employee" shall include officers as well as other employees of the Company and shall include Directors who are also employees of the Company. Each grant of an option shall be evidenced by an agreement executed on behalf of the Company by the Chairman of the Board or another executive officer and delivered to and accepted by the optionee.

   In selecting the persons to whom options shall be granted under the Plan, as well as in determining the number of Shares subject to and the type and terms and provisions of each option, the Committee shall weigh such factors as it shall deem relevant to accomplish the purpose of the Plan, namely, to enhance the incentive of those key employees of the Company who exert authority over and are responsible for the management and conduct of the Company's business. A person who has been granted an option under the Plan may be granted an additional option or options if the Committee shall so determine.

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5. TERM OF OPTIONS

   The full term of each option granted under the Plan shall be such period as the Committee shall determine, but shall not be more than ten (10) years from the date of granting thereof, provided, however, that if an employee to whom an incentive stock option is granted is at the time of grant of the incentive stock option an owner as defined in Section 425(d) of the Code of more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, hereinafter referred to as a "Substantial Shareholder", no incentive stock option granted to such an employee shall be exercisable after the expiration of five (5) years from the date of grant of such option.

   Each option shall be subject to earlier termination as provided in Paragraphs (c) and (d) of Section 8 and in Section 9 of the Plan.

   The Committee may, with the concurrence of the affected optionee, cancel any option granted under the Plan and authorize the grant of a new option or options to buy Shares in such number and at such price as the Committee shall determine, subject to the provisions of the Plan.

6. OPTION PRICE

   The option price shall be determined by the Committee at the time any option is granted; provided, however, that if an incentive stock option is granted, the option price shall not be less than 100 percent of the fair market value of the Shares covered thereby at the time the option is granted (provided further, however, that any incentive stock option granted to any optionee who, at the time the option is granted, is a substantial shareholder, shall have an exercise price no less than 110 percent of the fair market value of the Shares covered thereby), such fair market value to be determined in accordance with procedures to be established by the Committee.

7. NON-TRANSFERABILITY OF OPTION

   No option granted under the Plan shall be transferable by the optionee other than (a) by will or by the laws of descent and distribution or (b) as otherwise hereafter permitted in accordance with Rule 16b-3 without jeopardizing or impairing any exemption provided for thereunder. Any restriction on the transferability of derivative securities required by Rule 16b-3 in order to qualify for an exemption thereunder is hereby incorporated in the Plan to the extent necessary to obtain the applicable exemption.

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8. EXERCISE OF OPTIONS

   (a) Each option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of Shares as shall be set forth in the agreement evidencing such option.

   (b) A person electing to exercise an option shall give written notice to the Company of such election and the number of Shares such person has elected to purchase and shall, at the time of exercise, tender the full purchase price of the Shares such person has elected to purchase. The purchase price may be paid either in cash or in the Company's Shares (excluding fractional shares), or a combination thereof; provided, however, that the practice known as "Pyramiding", which involves successive option exercises using Shares received from a preceding exercise to immediately exercise another option and so on, shall not be permitted. Shares delivered in payment of the purchase price shall be valued at the fair market value of such Shares on the date of exercise of the option. Until such person has been issued a certificate or certificates for the Shares so purchased, such person shall possess no rights of a record holder with respect to any such Shares.

   (c) No option shall be affected by any change of duties or position of the optionee (including transfer to or from a subsidiary), so long as such optionee continues to be an employee of the Company or one of its subsidiaries. If an optionee shall cease to be an employee for any reason other than death, the options held by such optionee shall thereafter be exercisable only to the extent of the purchase rights, if any, which had accrued as of the date of such cessation, provided that the Committee may provide in the agreement evidencing any option that the Committee may in its absolute discretion, upon any such cessation of employment, determine (but shall be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional Shares covered by such option. Upon any such cessation of employment, such accrued rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the full term of the option or (B) the expiration of thirty (30) days from the date of such cessation of employment if by reason of discharge or immediately if by reason of voluntary quit. The agreements evidencing options granted under the Plan may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence. Nothing in the Plan or in any option granted hereunder shall confer upon any optionee any right to continue in the employ of the Company or any of its subsidiaries, or to limit or interfere in any way with the right of the Company or its subsidiaries to terminate such optionee's employment at any time, with or without cause.

   (d) Should an optionee die while in the employ of the Company, such person as shall have acquired, by will or by the laws of descent and distribution (the "personal representative"), the right to exercise any option theretofore granted such optionee


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        may exercise such option at any time prior to expiration of its full term or one (1) year from the date of death of the optionee, whichever is earlier, provided that any such exercise shall be limited to the purchase rights which had accrued as of the date when the optionee ceased to be an employee, whether by death or otherwise, and provided further, however, that the Committee may provide in the agreement evidencing any option that all Shares covered by such option shall become subject to purchase immediately upon the death of the optionee.

    (e) In the case of incentive stock options, the aggregate fair market value (determined as of the date the option is granted) of the Shares with respect to which options are exercisable for the first time by any individual during any calendar year (under this Plan and all such plans of the Company and any parent or subsidiary corporation) shall not exceed $100,000.

 9. SURRENDER OF OPTIONS - STOCK APPRECIATION RIGHTS

    The Cornmittee may, in its absolute discretion and under such terms and conditions as it deems appropriate, accept the surrender by an optionee, or the personal representative of an optionee, of an option, or any portion thereof, to purchase Shares granted under the Plan and authorize the payment in consideration for such surrender of an amount equal to the excess of the fair market value at the date of surrender of the Shares covered by the option, or portion thereof, surrendered over the aggregate option price of such Shares, such payment to be in Shares (valued at fair market value on the date of such surrender) or in cash, or partly in Shares and partly in cash as determined by the Committee, provided that the Committee determines that such surrender is consistent with the purpose set forth in Section 1 hereof.

10. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

    In the event of any change in the number of outstanding Shares through the declaration of share dividends, share splits, mergers, or consolidations, through recapitalizations, or by reason of any other increase or decrease in the number of outstanding Shares effected without receipt of consideration by the Company, the number of Shares available and reserved for options which may thereafter be granted, the number of Shares reserved for and subject to any options outstanding but unexercised, and the price per share payable on the exercise of any options outstanding but unexercised, shall be adjusted as the Committee considers appropriate, and all such adjustments by the Committee shall be conclusive and binding upon all optionees under the Plan and upon any person claiming under or through such an optionee.

11. ISSUANCE OF SUBSTITUTE OPTIONS

    The Committee may also make a determination, subject to approval and authorization by the Board of Directors, to issue option having terms and provisions which vary from those specified herein, provided that any options issued pursuant to this Section are issued in

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    substitution for, or in connection with the assumption of, existing options issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation in which the Company or a subsidiary is a party.

12. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

    The Board of Directors may at any time terminate or from time to time amend or suspend the Plan; provided, however, that no such amendment shall, without approval of the shareholders of the Company, except as provided in
    Section 10 hereof, (a) increase the aggregate number of Shares as to which options may be granted under the Plan; (b) increase the maximum period during which options may be exercised; or (c) extend the effective period of this Plan. No option may be granted during any suspension of the Plan or after the Plan has been terminated and no amendment, suspension or termination shall, without the optionee's consent, alter or impair any of the rights or obligations under any option theretofore granted to such person under the Plan. Notwithstanding the foregoing, no amendment may be made without shareholder approval if such approval is required under Rule 16b-3 under the Securities Exchange Act of 1934, as amended to qualify for the exemption from Section 16(b) of that Act or is required by the rules of the National Association of Securities Dealers Automated Quotation System.

13. EFFECTIVE DATE AND DURATION OF PLAN

    This amended and restated Plan was adopted by the Board of Directors on March 6, 1996. This amended and restated Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares present in person or by proxy and entitled to vote on this Plan at the Annual Meeting of the Shareholders of the Company on May 2, 1996, or any adjournment thereof. No options may be granted under this Plan subsequent to May 1, 2001.

Dated: March 6, 1996                       CHEMPOWER, INC.

                                           /s/ T.J. Kukk
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                                               T.J. Kukk, President

                                           /s/ Ernest M. Rochester
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                                               Ernest M. Rochester, Secretary





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